UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington , D.C.   20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2008 (March 31, 2008)
Date of report (Date of earliest event reported)

COASTAL CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Georgia	000-29449	88-0428896
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

300 Bull Street, Second Floor, Suite A Savannah,Georgia31401

(Address of principal executive offices) (Zip Code)

(912) 944-2640
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, D. Paul Graham and James Reimer resigned from the  board of directors of the Company and D. Paul Graham and John Boyle resigned as officers on March 31, 2008, with immediate effect.  The letters of resignation are attached to this Report as Exhibit 99.1, 99.2 and 99.3, respectively. The Board of Directors accepted their resignations contemporaneously. This directors’ consent is attached as Exhibit 99.4. The text of the press release announcing the resignations is attached to this report as Exhibit 99.5.

The Board of Directors has four members following these resignations: Tim Taylor, Mike Ogie, Tom Greene and Mark Lewis.

The Board of Directors has spent the past few months analyzing current market and investment opportunities and is making organizational changes to fully avail itself of those opportunities.  This amicable parting was a result of the departing members of management desiring to pursue other interests and by the Board of Directors’ decision to focus the firm in business opportunities beyond transportation and manufacturing, areas of extensive expertise of the outgoing directors and officers.

On April 1, 2008, Tim Taylor was named Chief Executive Officer and Jeff Radcliffe will serve as Chief Financial Officer and Secretary in addition to his position as Chief Operating Officer.  The action of the Board of Directors approving these appointments is attached to this report as Exhibit 99.6.

In connection with the resignations referenced above, the Company has entered into Separation Agreements with each of the outgoing directors and officers.  Copies of the Separation Agreements relating to the resignations are filed with this report as Exhibits 99.7, 99.8, and 99.9, respectively.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Letter of Resignation of D. Paul Graham

99.2	Letter of Resignation of James Reimer

99.3	Letter of Resignation of John Boyle

99.4	Consent of Directors to Resignations

99.5	Press Release dated April 1, 2008

99.6	Resolution of Directors Appointing CEO, Secretary and CFO

99.7	Separation Agreement between the Company and D. Paul Graham

99.8	Separation Agreement between the Company and James Reimer

99.9	Separation Agreement between the Company and John Boyle

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 1, 2008

Coastal Capital Acquisition Corp. By: /s/ Jeff Radcliffe Name: Jeff Radcliffe Title: Secretary, COO